November 20, 2019

BNY MELLON ACTIVE MIDCAP FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the fund's summary prospectus and prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .15% of the value of the fund's average daily net assets from December 1, 2019 until May 31, 2020.  On or after May 31, 2020, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

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